Exhibit 10.1

ADDITIONAL SECURED PARTY CONSENT

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention of: Corporate Capital Markets – Verso Paper Administrator

Facsimile: (612) 217-5651

March 21, 2012

Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

Attention: Fay Rollins

11 Madison Avenue, OMA-2

New York, NY 10010

Telephone: (212) 325-9041

Facsimile: (212) 325-8304

With copies to:

Davis Polk & Wardwell,

450 Lexington Avenue,

New York, NY 10017

(212) 450-4000

Attention: Joseph P. Hadley, Esq.

Telephone: (212) 450-4000

Facsimile: (212) 450-3800

The undersigned is the Authorized Representative for Persons wishing to become Secured Parties (the “New Secured Parties”) under the Amended and Restated Guarantee and Collateral Agreement dated as of June 11, 2009 (as heretofore amended and/or supplemented, the “Guarantee and Collateral Agreement” (terms used without definition herein have the meanings assigned to such term by the Guarantee and Collateral Agreement)) among the Company, the Guarantors party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties to become a party to the Guarantee and Collateral Agreement on behalf of the New Secured Parties under that Indenture dated as the date hereof, by and among the Company, certain Guarantors party thereto, and Wilmington Trust, National Association, as trustee (the “New Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the New Secured Parties have received a copy of the Guarantee and Collateral Agreement;

(iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Guarantee and Collateral Agreement as are delegated to the Administrative Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

(iv) accepts and acknowledges the terms of the Guarantee and Collateral Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Additional Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including, without limitation, Section 7.01(b) thereof) as fully as if it had been a Secured Party on the date of the Guarantee and Collateral Agreement and agrees that its address for receiving notices pursuant to the Guarantee and Collateral Agreement, the Security Documents shall be as follows:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention of: Corporate Capital Markets – Verso Paper Administrator

Facsimile: (612) 217-5651

The Administrative Agent, by acknowledging and agreeing to this Additional Secured Party Consent, accepts the appointment set forth in clause (iii) above.

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the date first written above.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee and as Authorized Representative

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

[Signature Page to Additional Secured Party Consent]

Acknowledged and Agreed CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Administrative Agent

By:	/s/ Ari Bruger
	Name:	Ari Bruger
	Title:	Vice President

By:	/s/ Rahul Parman
	Name:	Rahul Parmar
	Title:	Associate

[Signature Page to Additional Secured Party Consent]